1 Exhibit 99.2

2 This earnings presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not based on historical or current facts, but rather on our current beliefs, expectations, assumptions and projections about our business, the economy and other future conditions. Forward-looking statements often include words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ “could,” “should,” and other similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including cost or difficulties related to the integration of acquired companies; (v) the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Forward-looking statements are meaningful only on the date when such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date on which a forward-looking statement is made. Forward Looking Statement Disclosure

3 3Q 2016 Highlights – 104th Consecutive Quarter of Profitability Total assets increased $58.4 million, to $8.4 billion, compared to the linked quarter. EOP loans increased $88.3 million, or 6.2% annualized, compared to the linked quarter. EOP deposits increased $219.1 million, or 14.2% annualized, compared to the linked quarter. EOP investment securities decreased $35.6 million, or 1.9%, compared to the linked quarter. Balance Sheet Profitability Asset Quality Net Interest Income & Net Interest Margin Non-Interest Income & Non-Interest Expense Capital Non-interest income = $16.9 million. Non-interest expense = $51.1 million. Efficiency ratio = 59.6%. Effective tax rate of 30.7%, including seasonal adjustments Net interest income = $68.8 million, a $1.7 million increase compared to the linked quarter. Net interest margin was unchanged at 3.61%; decreased by 1bp to 3.66% on a fully tax equivalent basis. 6.1% annualized growth in average earning assets Net income = $22.9 million or $0.37 per diluted share. Return on average assets = 1.09%. Return on average shareholders’ equity = 10.62%. Return on average tangible common equity = 14.08%. Provision expense = $1.7 million. Net charge offs = $0.8 million. NCOs / Avg. Loans = 0.05% annualized. Non-performing Loans / Total Loans = 0.87%. Non-performing Assets / Total Assets = 0.69%. ALLL / Non-accrual Loans = 314.8%. ALLL / Total Loans = 1.00%. Total capital ratio = 12.82%. Tier 1 capital ratio = 10.20%. Tangible common equity ratio = 7.97%. Tangible book value per share = $10.50.

4 Profitability Net Income & EPS Return on Average Assets Return on Tangible Common Equity All dollars shown in millions $22.9 $22.6 $19.8 $19.8 $18.7 $0.37 $0.36 $0.32 $0.32 $0.30 3Q162Q161Q164Q153Q15 Net Income EPS $8,322 $8,204 $8,119 $7,950 $7,611 1.09% 1.11% 0.98% 0.99% 0.97% 3Q162Q161Q164Q153Q15 Average Assets ROAA $645 $626 $610 $606 $601 14.08% 14.49% 13.06% 12.98% 12.33% 3Q162Q161Q164Q153Q15 Average Tangible Equity ROATCE

5 Adjusted Net Income Reflects impact to net income from items that do not occur on a regular basis Earnings Diluted EPS Earnings Diluted EPS GAAP net income 22,850$ 0.37$ 22,568$ 0.36$ Less: noninterest income adjustments 1,2 (398) (2,164) Plus: noninterest expense adjustments 3.4 411 162 Subtotal 22,863 20,566 Tax adjustments (4) 843 Adjusted net income 22,859$ 0.37$ 21,409$ 0.35$ 3Q 2016 2Q 2016 1 3Q 2016 noninterest income includes $0.4 million in gains on sales of investment securities 3 3Q 2016 adjustments include $0.8 million of severence expense, $0.2 million of gains related to branch consolidation activities and a $0.2 million legal recovery (Dollars in thousands) 2 2Q 2016 noninterest income includes $2.4 million of previously unrealized income from the redemption of a limited partnship investment during the period and $0.2 million in losses on sales of investment securities 4 2Q 2016 adjustments include $0.2 million of expenses related to branch consolidation activities

6 Net Interest Income / Net Interest Margin Gross loans include loans held for sale & FDIC indemnification asset All dollars shown in millions Average Deposits Net Interest Income Average Securities Average Loans $68.8 $67.1 $66.6 $66.1 $63.2 3.66% 3.67% 3.68% 3.69% 3.67% 3Q162Q161Q164Q153Q15 Net Interest Income Net Interest Margin (FTE) $1,811 $1,870 $1,939 $1,934 $1,848 2.50% 2.54% 2.59% 2.44% 2.39% 3Q162Q161Q164Q153Q15 Average Investment Securities Investment Securities Yield $5,758 $5,584 $5,435 $5,267 $5,053 4.54% 4.55% 4.59% 4.62% 4.52% 3Q162Q161Q164Q153Q15 Gross Loans Loan Yield 23% 23% 23% 22% 23% 23% 24% 23% 23% 21% 33% 32% 32% 32% 34% 21% 21% 23% 23% 23% $6,201 $6,309 $6,136 $6,247 $5,960 0.36% 0.35% 0.36% 0.33% 0.32% 3Q162Q161Q164Q153Q15 NIB Demand IB Demand Savings Time Cost of Deposits

7 Non-Interest Income Non-Interest Income 3Q16 Highlights * Includes net gain on sale of investment securities & other noninterest income. All dollars shown in millions Total other non-interest income decreased $3.2 million, or 16.1%, on lower loss share related & other income Service charges on deposits increased $0.6 million, or 13.5% Gains from sales of mortgage loans increased $0.2 million, or 11.9% Loss share related income decreased $1.4 million, or 111.8% Other non-interest income decreased $2.5 million, or 53.5%, due to $2.4 million of income from the redemption of a limited partnership investment in 2Q Included $0.4 million in gains on sale of investment securities 30% 22% 28% 30% 24% 19% 16% 22% 20% 15% 18% 15% 19% 19% 14% 12% 9% 8% 8% 9% 7% 9% 7% 6% 8% 6% 3% 4% 14% 14% 22% 14% 13% 16% $16.9 $20.2 $15.5 $15.8 $20.4 3Q162Q161Q164Q153Q15 Service Charges Wealth Mgmt Bankcard Gains from sales of loans Client derivatives Loss Share Income Other *

8 Non-Interest Expense Noninterest Expense 3Q16 Highlights Efficiency Ratio All dollars shown in millions Total non-interest expense increased $1.7 million, or 3.4% $2.6 million, or 8.7%, increase in salary & benefits expense, which includes $0.8 million of severance costs & YTD performance based compensation accruals $1.1 million, or 18.1%, decline in other non-interest expense includes $0.4 million of gains related to branch consolidation activities Net occupancy expenses include $0.2 million of lease termination costs related to branch consolidations 63% 60% 58% 58% 52% 37% 40% 42% 42% 48% $51.1 $49.4 $50.7 $51.3 $53.0 1,402 1,403 1,390 1,400 1,394 3Q162Q161Q164Q153Q15 Personnel Non-Personnel FTE $51.1 $49.4 $50.7 $51.3 $53.0 59.6% 56.6% 61.8% 62.6% 63.5% 3Q162Q161Q164Q153Q15 NIE Efficiency Ratio

9 Loan Portfolio Loan Product Mix (EOP) Net Loan Change (Linked Quarter) * Includes residential mortgage, home equity, installment, & credit card. All dollars shown in millions Highlights 32% 33% 34% 33% 33% 14% 14% 14% 15% 15% 29% 28% 27% 27% 27% 7% 7% 6% 6% 5% 18% 19% 19% 20% 20% $5,790 $5,701 $5,505 $5,389 $5,216 3Q162Q161Q164Q153Q15 Commercial & Leasing Owner Occupied CRE Investor CRE Construction Consumer Lending* -$16.0 $1.2 -$4.0 $103.5 $9.4 -$5.8 Commercial & Leasing Owner Occupied CRE Owner Occupied Construction Investor CRE Investor Construction Consumer Lending* -$18.8 Total C&I Portfolio continues to be well-balanced 3Q impacted by strong ICRE production as well as elevated C&I prepayment activity 4Q production expected to be biased toward C&I ICRE & Construction concentration levels of 227% and 56% of total capital, well below 300%/100% regulatory guidance.

10 Asset Quality Non-Performing Assets / Total Assets Classified Assets / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense All dollars shown in millions $58.0 $59.6 $64.1 $70.1 $71.1 0.69% 0.72% 0.78% 0.86% 0.90% 3Q162Q161Q164Q153Q15 NPAs NPAs / Total Assets $57.6 $56.7 $53.7 $53.4 $53.3 1.00% 0.99% 0.98% 0.99% 1.02% 3Q162Q161Q164Q153Q15 Allowance for Loan Losses ALLL / Total Loans $0.8 $1.1 $1.3 $1.8 $2.2 $1.7 $4.0 $1.7 $1.9 $2.6 0.05% 0.08% 0.10% 0.14% 0.17% 3Q162Q161Q164Q153Q15 NCOs Provision Expense NCOs / Average Loans $142.2 $143.3 $133.9 $132.4 $130.1 1.70% 1.72% 1.63% 1.63% 1.63% 3Q162Q161Q164Q153Q15 Classified Assets Classified Assets / Total Assets

11 Capital Tier 1 Common Equity Tangible Book Value Total Capital Tangible Common Equity All capital numbers are considered preliminary All dollars shown in millions $650.2 $635.5 $615.1 $597.5 $601.3 $10.50 $10.26 $9.94 $9.69 $9.74 3Q162Q161Q164Q153Q15 Tangible Book Value Tangible Book Value per Share $865.2 $849.3 $831.9 $822.4 $812.0 12.82% 12.70% 12.84% 13.04% 13.37% 12.50% 3Q162Q161Q164Q153Q15 Total Capital Total Capital Ratio Target $688.4 $673.3 $658.0 $648.7 $638.6 10.20% 10.07% 10.16% 10.28% 10.51% 10.50% 3Q162Q161Q164Q153Q15 Tier 1 Common Equity Tier 1 Common Ratio Target $650.2 $635.5 $615.1 $597.5 $601.3 7.97% 7.85% 7.71% 7.53% 7.84% 3Q162Q161Q164Q153Q15 Tangible Book Value Tangible Common Ratio

12 Strategy & Outlook Focus remains on organic growth & executing our core strategy: 1. Growing loans at risk-appropriate returns Strong organic growth opportunities resulting from the mix of markets, products & businesses built over the last five years Full year 2016 loan growth trending toward high single digits Stable margin outlook in the near term, similar to year to date results 2. Growing core deposits to fund loan growth & generate fee income Ever-present focus on growing low cost, core deposits Continue repositioning our balance sheet - redeploy cash flows from securities to fund organic loan growth 3. Growing noninterest income to help build & diversify revenue Strategies focused on product pricing, governance & client penetration 4. Maintaining our focus on efficiency & diligent expense management Non-interest expense base expected to be approximately $50 million per quarter Full year effective tax rate of approximately 32.5% 5. Remaining vigilant in our credit oversight

13 Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, Sep. 30, Sep. 30, 2016 2016 2016 2015 2015 2016 2015 Net interest income $68,818 $67,132 $66,555 $66,083 $63,159 $202,505 $180,419 Tax equivalent adjustment 1,028 1,058 1,052 1,046 1,000 3,138 2,971 Net interest income - tax equivalent $69,846 $68,190 $67,607 $67,129 $64,159 $205,643 $183,390 Average earning assets $7,591,160 $7,475,711 $7,398,013 $7,219,995 $6,938,107 $7,488,670 $6,711,900 Net interest margin* 3.61% 3.61% 3.62% 3.63% 3.61% 3.61% 3.59 % Net interest margin (fully tax equivalent)* 3.66% 3.67% 3.68% 3.69% 3.67% 3.67% 3.65 % Three months ended YTD * Margins are calculated using net interest income annualized divided by average earning assets. Net interest income-tax equivalent, appears in the tables entitled “Additional Data” at the bottom of the “Consolidated Quarterly Statements of Income” pages. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax- exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

14 Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP ratios Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, Sep. 30, Sep. 30, (Dollars in thousands, except per share data) 2016 2016 2016 2015 2015 2016 2015 Net income (a) $22,850 $22,568 $19,814 $19,820 $18,673 $65,232 $55,243 Average total shareholders' equity 856,296 837,412 821,588 817,756 812,396 838,497 800,589 Less: Goodw ill and other intangible (210,888) (211,199) (211,533) (211,865) (211,732) (210,888) (211,732) Average tangible equity (b) 645,408 626,213 610,055 605,891 600,664 627,609 588,857 Total shareholders' equity 861,137 846,723 826,587 809,376 813,012 861,137 813,012 Less: Goodw ill (210,888) (211,199) (211,533) (211,865) (211,732) (210,888) (211,732) Ending tangible equity (c) 650,249 635,524 615,054 597,511 601,280 650,249 601,280 Total assets 8,368,481 8,310,102 8,193,554 8,147,411 7,880,533 8,368,481 7,880,533 Less: Goodw ill (210,888) (211,199) (211,533) (211,865) (211,732) (210,888) (211,732) Ending tangible assets (d) 8,157,593 8,098,903 7,982,021 7,935,546 7,668,801 8,157,593 7,668,801 Risk-w eighted assets (e) 6,750,749 6,685,158 6,478,716 6,308,139 6,073,899 6,750,749 6,073,899 Total average assets 8,322,156 8,203,837 8,118,945 7,950,278 7,611,389 8,215,370 7,353,698 Less: Goodw ill (210,888) (211,199) (211,533) (211,865) (211,732) (210,888) (211,732) Average tangible assets (f) $8,111,268 $7,992,638 $7,907,412 $7,738,413 $7,399,657 $8,004,482 $7,141,966 Ending shares outstanding (g) 61,952,873 61,959,529 61,855,027 61,641,680 61,713,633 61,952,873 61,713,633 Ratios Return on average tangible shareholders' equity (a)/(b) 14.08% 14.49% 13.06% 12.98% 12.33% 13.88% 12.54 % Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 7.97% 7.85% 7.71% 7.53% 7.84% 7.97% 7.84 % Risk-w eighted assets (c)/(e) 9.63% 9.51% 9.49% 9.47% 9.90% 9.63% 9.90 % Average tangible equity as a percent of average tangible assets (b)/(f) 7.96% 7.83% 7.71% 7.83% 8.12% 7.84% 8.25 % Tangible book value per share (c)/(g) 10.50$ 10.26$ 9.94$ 9.69$ 9.74$ 10.50$ $9.74 Three months ended YTD The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page. These ratios are: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-w eighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Ending tangible shareholders' equity as a percent of ending tangible assets and Average tangible shareholders' equity as a percent of average tangible assets are also show n in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release. The Company considers these critical metrics w ith w hich to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and f inancial condition.

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